UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

INTELLIGENT PROTECTION MANAGEMENT CORP.
(Name of Registrant as Specified In Its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Intelligent Protection Management Corp. to be held on May 8, 2025 at 9:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online by visiting https://web.lumiconnect.com/207490181.

In January of 2025, we completed our acquisition of Newtek Technology Solutions, Inc. from NewtekOne, Inc. and the sale of our “Paltalk”, “Camfrog” and “Vumber” applications and certain assets and liabilities related to such applications to Meteor Mobile Holdings, Inc. (together, the “Transactions”). Following the Transactions, our business is focused on providing server hosting, cloud hosting, data storage, managed security, backup and disaster recovery, and other related services, including consulting and implementing technology solutions. We are very excited with the prospect of expanding our managed technology solutions business, particularly in the cloud infrastructure and cybersecurity sectors. We believe that cybersecurity is a technology area that is top of mind for all companies, small and large, and ripe for growth.

Enclosed are the notice of the Annual Meeting and proxy statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2024 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2024.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other nominee or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.

Thank you for your support of our company. I look forward to speaking with you at the Annual Meeting.

Sincerely,
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

Intelligent Protection Management Corp.
30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 8, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Intelligent Protection Management Corp., a Delaware corporation (the “Company”), will be held on Thursday, May 8, 2025 at 9:00 a.m., Eastern Time, by means of a live audio webcast for the following purposes:

(1)    Director Election Proposal — To elect seven directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

(2)    Auditor Ratification Proposal — To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

(3)    Say-on-Pay Proposal — To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(4)    Say-on-Frequency Proposal — To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation;

(5)    Incentive Plan Proposal — To approve the Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan; and

(6)    Charter Amendment Proposal — To authorize and approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors (the “Board”) has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends that you vote “FOR” proposals 1, 2, 3, 5 and 6 and “3 YEARS” for proposal 4 at the Annual Meeting.

The Board has fixed 5:00 p.m., Eastern Time, on March 24, 2025 as the record date for the Annual Meeting (the “Record Date”). Only holders of shares of the Company’s common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or recess(es) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for a period of 10 calendar days ending on the day before the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing IR@ipm.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2025:
Our Proxy Statement and 2024 Annual Report are available at:

http://www.astproxyportal.com/ast/24835

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting online, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other intermediary or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

Jericho, New York

April 18, 2025

i

Page
Interest of Directors and Executive Officers	47
New Plan Benefits	47
Vote Required	47
PROPOSAL 6: THE AUTHORIZATION AND APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	48
Background	48
Purpose of the Proposal	48
Effect of the Charter Amendment	48
Vote Required	49
OTHER BUSINESS	50
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	50
ANNEX A — INTELLIGENT PROTECTION MANAGEMENT CORP. 2025 LONG-TERM INCENTIVE PLAN	A-1
ANNEX B — FORM OF CHARTER AMENDMENT	B-1

ii

30 Jericho Executive Plaza, Suite 400E
Jericho, New York 11753
(212) 967-5120

_______________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 8, 2025

_______________________

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Intelligent Protection Management Corp., a Delaware corporation (the “Company”), to be voted at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 8, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about April 18, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Unless the context otherwise indicates, references to “IPM,” “we,” “our,” “us” and the “Company” refer to Intelligent Protection Management Corp. and its subsidiaries on a consolidated basis.

_______________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2025:

Our Proxy Statement and 2024 Annual Report are available at:

http://www.astproxyportal.com/ast/24835

_______________________

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker, trust, bank or other nominee in order to vote your stock at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)     to elect seven directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified (the “Director Election Proposal”);

(2)     to ratify the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(3)     to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”);

(4)     to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (the “Say-on-Frequency Proposal”);

(5)     to approve the Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan (the “Incentive Plan Proposal”);

(6)     to authorize and approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 (the “Charter Amendment Proposal”); and

(7)     to transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one proxy statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at Intelligent Protection Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753, Attn: Investor Relations or by calling (212) 967-5120 or emailing IR@ipm.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a broker, trust, bank or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” below for more information. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via an audio webcast.

Record Holders:    If you were a stockholder of record as of the close of business on March 24, 2025 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Equiniti Trust Company, LLC (“Equiniti”)), you can attend the Annual Meeting by accessing https://web.lumiconnect.com/207490181 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number on the proxy card and (ii) the meeting password “intelligent2025”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the Annual Meeting page where you can vote, submit written questions and listen to the meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at 800-937-5449.

Beneficial Owners:    If you were a beneficial owner as of the close of business on March 24, 2025 (i.e., you hold your shares in “street name” through an intermediary, such as a broker, trust, bank or other nominee), you must register in advance to attend the Annual Meeting. To register, please obtain a legal proxy from the broker, trust, bank or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to Equiniti to receive an 11-digit control number that may be used to access the Annual Meeting site provided above. Any control number that was provided with your proxy materials, likely a 16-digit number, will not provide access to the Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5:00 p.m., Eastern Time, on May 7, 2025. All such requests should be submitted (i) by email to proxy@equiniti.com or (ii) by mail to Equiniti Trust Company, LLC, Attn: Proxy Department, 55 Challenger Road, 2nd Floor, Ridgefield Park, NJ 07660. Obtaining a legal proxy may take several days, and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for “Record Holders” to attend the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•        Any stockholder can attend the Annual Meeting by visiting https://web.lumiconnect.com/207490181 and following the instructions on your proxy card.

•        We encourage you to access the Annual Meeting online prior to its start time.

•        The Annual Meeting starts at 9:00 a.m., Eastern Time.

•        Stockholders may vote electronically while attending the Annual Meeting.

•        Please have the control number printed on your proxy card we have provided to you (or the control number that was provided to you by Equiniti) to join the Annual Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on March 24, 2025 (the “Record Date”). The Record Date was established by our Board as required by Delaware law. As of the Record Date, 9,236,987 shares of our common stock, excluding shares held by us as treasury stock, were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting. Holders of shares of our Series A Non-Voting Common Equivalent Stock (“Series A preferred stock”) are not entitled to vote at the Annual Meeting.

What are the voting rights of the common stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Neither our Charter nor our Amended and Restated Bylaws, as amended (the “Bylaws”) allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders present in person or by proxy and entitled to vote at the Annual Meeting may adjourn or recess the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our Bylaws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at https://web.lumiconnect.com/207490181.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Equiniti, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a trust, bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal, the Incentive Plan Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor Ratification Proposal and the Charter Amendment Proposal.

How do I vote my stock?

If you are a record holder, you may vote your common stock by following the instructions included on your proxy card. To vote at the Annual Meeting, you must attend the Annual Meeting online and submit a ballot in accordance with the instructions provided at https://web.lumiconnect.com/207490181. The ballot will be provided online during the Annual Meeting. See “What do I need to do to attend the virtual Annual Meeting?” above for more information.

If you hold some or all of your stock in “street name,” your broker, trust, bank or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your stock. Alternatively, if you want to vote your stock online at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy, you will not be able to vote your nominee-held stock online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Equiniti, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Annual Meeting at https://web.lumiconnect.com/207490181. See “What do I need to do to attend the virtual Annual Meeting?” and “How do I vote my stock?” above for more information.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:

•        Director Election Proposal — “FOR” each of the director nominees listed in the Director Election Proposal (the “Director Nominees”), “WITHHOLD” from each of the Director Nominees, or “WITHHOLD” from individual Director Nominees;

•        Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN”;

•        Say-on-Pay Proposal — “FOR,” “AGAINST” or “ABSTAIN”;

•        Say-on-Frequency Proposal — “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN”;

•        Incentive Plan Proposal — “FOR,” “AGAINST” or “ABSTAIN”; and

•        Charter Amendment Proposal — “FOR,” “AGAINST” or “ABSTAIN.”

How does the Board recommend that I vote my stock?

The Board recommends that you vote your stock as follows:

•        “FOR” each of the Director Nominees;

•        “FOR” the Auditor Ratification Proposal;

•        “FOR” the Say-on-Pay Proposal;

•        “3 YEARS” for the Say-on-Frequency Proposal;

•        “FOR” the Incentive Plan Proposal; and

•        “FOR” the Charter Amendment Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock with respect to one or more of the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

•        “FOR” each of the Director Nominees;

•        “FOR” the Auditor Ratification Proposal;

•        “FOR” the Say-on-Pay Proposal;

•        “3 YEARS” for the Say-on-Frequency Proposal;

•        “FOR” the Incentive Plan Proposal; and

•        “FOR” the Charter Amendment Proposal.

We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you are a “street name” holder and do not provide voting instructions with respect to one or more proposals, your broker, trust, bank or other nominee will be unable to vote your stock with respect to certain proposals. See “What is a broker non-vote?” above for more information.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•        attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;

•        completing and submitting a new valid proxy bearing a later date;

•        voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

•        giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before noon, Eastern Time, on May 7, 2025.

If you are a “street name” holder, your broker, trust, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the affirmative vote by the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the Director Nominees (i.e., the Director Nominees that receive the most votes from the holders of the shares of our common stock for their election will be elected). Assuming the presence of a quorum, the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal and the Incentive Plan Proposal each require the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. Pursuant to the Delaware General Corporation Law, as amended (the “DGCL”), and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the Charter Amendment Proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Director Election Proposal, the Incentive Plan Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, and the Auditor Ratification Proposal, but will have the same effect as a vote cast against the Charter Amendment Proposal.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal, the Incentive Plan Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal. Broker non-votes are not applicable to either the Auditor Ratification Proposal or the Charter Amendment Proposal because your broker, trust, bank or other nominee has discretionary authority to vote your shares of common stock with respect to such proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the accompanying Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing IR@ipm.com.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS

Our mission at IPM is to provide dedicated server hosting, cloud hosting, data storage, managed security, backup and disaster recovery, and other related services, including consulting and implementing technology solutions for enterprise and commercial clients across the United States. We also believe that we have a responsibility to the communities in which we operate, and we believe that operating our company in a responsible manner will help drive the long-term growth of our business. Our initiatives are an integral part of how we operate and are intended to foster a culture where our employees are proud of the company for which they work. We attempt to fulfill these responsibilities in many ways, including by adhering to the beliefs and taking the actions set forth below:

Focus Area	What We Believe and Do
Customers	• We actively listen to our customers through regular feedback mechanisms, such as surveys, focus groups and customer reviews to understand how we can better serve our customers’ wide range of needs.
Stockholders	• We participate in a Virtual Investor Awareness Program in an effort to raise engagement and streamline communications with our stockholders.
Employees

•   We believe in fostering an inclusive and diverse work environment that is intended to enable all of our team members to achieve their goals and contribute. We are an equal opportunity employer that is committed to inclusion and diversity, and we take affirmative action to ensure equal opportunity for all applicants without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability, Veteran status or other legally protected characteristics.

•   We offer ample vacation days and flexible work programs to support the work-life balance of our employees.

•   We offer our employees a top-quality health care package, commuter benefits, maternity/paternity support and a 401(k) program.

Governance

•   Our Code of Conduct guides all our corporate interactions and all employees, officers and directors are required to sign and abide by our ethical standards.

•   We maintain insider trading and anti-hedging policies that prohibit our directors and executive officers from pledging or hedging Company securities.

•   We have a Whistle Blower Policy that encourages all employees to report any concerns, while protecting those who choose to disclose improper conduct.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated seven directors, Jason Katz, Kara Jenny, Yoram “Rami” Abada, Lance Laifer, Sidney Rabsatt, John Silberstein and Barry Sloane for election at the Annual Meeting by the stockholders. The number of members of our Board may be fixed from time to time by the majority of the entire Board and currently consists of seven directors.

Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. The Board has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2026 and until his or her respective successor is duly elected and qualified.

Should any Director Nominee become unable or unwilling to accept his or her nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board and the Director Nominees:

Name	Age	Positions
Yoram “Rami” Abada	66	Director
Kara Jenny	56	Chief Financial Officer and Director
Jason Katz	62	Chief Executive Officer and Chairman of the Board
Lance Laifer	61	Director
Sidney Rabsatt	49	Director
John Silberstein	65	Director
Barry Sloane	66	Director

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in the directors’ individual biographies set forth below.

Yoram “Rami” Abada was appointed as a member of our Board in October 2016. Mr. Abada previously served as the President of Factory Direct Enterprises, one of the largest licensees of Ashley Furniture Home stores from March 2015 until March 2016. Prior to then, Mr. Abada served in a variety of roles at Jennifer Convertibles Inc., a specialist sofa bed chain headquartered in New York, where he began his career in 1982 and worked until September 2014. Most recently, Mr. Abada served as Jennifer Convertibles, Inc.’s President, Chief Financial Officer and Chief Operating Officer, as well as a member of its board of directors, from September 1999 until 2014. From 1997 until 2003, Mr. Abada served as a member of the board of directors of CCA Industries, Inc., a public company engaged in the manufacture and distribution of health and beauty aid products, and Mr. Abada currently serves as a member of the board of directors of 168 5th Avenue Realty Corp., a privately held real estate corporation. Mr. Abada holds a B.B.A. from the Bernard Baruch College of the City University of New York.

Mr. Abada’s background and experience as a lead executive officer and board member of public and private companies provides him with extensive knowledge of, and insights into, financial reporting and oversight, corporate strategy and board functions.

Kara Jenny was appointed as our Chief Financial Officer in December 2019 and as a member of our Board in November 2020. Ms. Jenny has over 25 years of senior financial expertise. During her career, Ms. Jenny has created overall corporate strategy and managed financial and accounting operations, including SEC and Sarbanes-Oxley compliance efforts. She has also overseen customer service, operations and legal functions as well as led strategic and annual planning processes and has been a key contributor in facilitating several rounds of equity financing, including preferred stock offerings, private investments in public equity, rights offerings and common stock offerings.

From 2014-2019, Ms. Jenny was Chief Financial Officer of Walker Innovation, a publicly traded intellectual property company. Previously, she was the Chief Financial Officer of Bluefly, Inc., an online retailer of designer apparel and accessories at a value. Ms. Jenny began her career at Arthur Andersen LLP and is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. She was selected to join the SEC’s Advisory Committee Member on Small and Emerging Companies and served on the Committee from 2011 until 2013.

Ms. Jenny’s background as the Chief Financial Officer of Bluefly, Inc. and Walker Innovation, as well as her decades of experience overseeing financial and accounting operations provide her with valuable insight into financial strategy and management of compliance processes.

Jason Katz has served as our Chairman of the Board since October 2016 and as our Chief Executive Officer since December 2019. Additionally, Mr. Katz previously served as our President and Chief Operating Officer from October 2016 to January 2025. Mr. Katz is the founder of A.V.M. Software, Inc. (d/b/a Paltalk) (“AVM”) and served as its Chief Executive Officer and as a member of its board of directors from 1998 through the completion of our merger with AVM, pursuant to which SAVM Acquisition Corporation, our then wholly owned subsidiary, merged with and into AVM, with AVM surviving as our wholly owned subsidiary (the “AVM Merger”), in October 2016. In his capacity as an executive officer and director of AVM, Mr. Katz oversaw the strategic direction of AVM and its subsidiaries and also managed its system infrastructure. Mr. Katz is an authority on instant messaging as well as web-based voice and video. Mr. Katz has appeared at numerous industry forums as well as on Bloomberg Radio and CNN Radio. Prior to AVM, Mr. Katz co-founded MJ Capital, a money management firm. Earlier in his career, Mr. Katz was a corporate lawyer at the New York office of Fulbright & Jaworski. Mr. Katz earned a J.D. from the New York University School of Law (1988) and a B.A. in Economics from the University of Pennsylvania (1985).

Mr. Katz’s background and expertise as the Chief Executive Officer of AVM and decades of industry experience provides our Board with valuable industry insight and management expertise.

Lance Laifer was appointed as a member of our Board in October 2016. Mr. Laifer served as a member of AVM’s board of directors from 1999 through the completion of the AVM Merger in October 2016. Mr. Laifer has also served as the Chief Executive Officer of Blue Frog Open Track Media Management since 2018 and each of Old Forge Media Management and Old Forge Asset Management (together, “Old Forge”), a network of social media advertising and marketing companies, since 2013 and 2011, respectively, as well as the Chief Executive Officer of Laifer Capital Management, Inc., an investment firm, since 1992. Prior to his service at Old Forge, Mr. Laifer was the Chief Executive Officer of Wapiti Capital Management, LLC. Mr. Laifer also served on the board of directors of ValueVision from 1992 to 1995. Mr. Laifer’s decades of experience provide him with unique investment and capital market insights, as well as background analyzing the risks and strategies of companies in the social media industry.

Sidney Rabsatt was appointed as a member of our Board in January 2025. Mr. Rabsatt is a seasoned executive with nearly 30 years of experience in technology and over 15 years driving product vision, strategy, and execution in high-profile technology companies and roles. He currently serves as Chief Product Officer at MindsDB, an artificial intelligence company focused on surfacing the knowledge in Enterprise data to power AI apps and agents, where he is responsible for creating and driving product vision and strategy. Previously, Mr. Rabsatt served as Head of Product at Anyscale from April 2023 to January 2024, and as Director of Product Management for Cloud Application & Content Delivery and Media & Entertainment at Google from June 2021 to March 2023. Mr. Rabsatt was Vice President of Product Management for Modern Applications and APIs at F5 Networks from May 2019 to May 2021, and Vice President of Product Management at NGINX from November 2017 to May 2019. He received his B.S. in Computer Engineering from the Georgia Institute of Technology and his MBA from Baruch College.

Mr. Rabsatt’s proven track record of success in leading product teams and delivering innovative solutions in several areas, including AI/ML and Cloud Infrastructure, Modern App/Cloud Infrastructure, Enterprise Networking, Observability/AIOps, and Streaming Media & Gaming, provides our Board with valuable insight into these areas.

John Silberstein was appointed as a member of our Board in October 2016. Mr. Silberstein was a member of AVM’s board of directors from 1999 through the completion of the AVM Merger in October 2016 and was General Counsel of AVM from 2000 to 2003. He began his career in October 1986 as a real estate attorney at Skadden, Arps, Slate, Meagher & Flom, and in April 1989 began working for The Mendik Company, which with its partners, owned and managed a portfolio of twelve million square feet of Class A commercial office buildings in New York City and its suburbs. After leaving The Mendik Company, from February 1999 to April 2005, Mr. Silberstein served as co-managing member of Five Spruce GP LLC, the managing member of a real estate company that acquired and subsequently sold eight residential apartment buildings in New York City. Most recently, Mr. Silberstein taught high school English at The Rivers School in Weston, Massachusetts from September 2010 to June 2016. Mr. Silberstein earned a B.A. from Brown University and a J.D. from New York University School of Law.

Mr. Silberstein’s experience representing AVM and other companies in complex and sophisticated matters, as well as his expertise in real estate acquisition and management, provides him with unique insights into business strategy and leadership.

Barry Sloane was appointed as a member of our Board in January 2025. Mr. Sloane has served as the Chairman and Chief Executive Officer of NewtekOne, Inc. (NASDAQ: NEWT) (“Newtek”) since 1999, as Newtek’s President since 2008 and Chairman and Chief Executive Officer of its bank subsidiary, Newtek Bank, N.A. (“Newtek Bank”), since January 2023. Mr. Sloane founded Newtek in 1998 and is an executive officer of each of Newtek’s subsidiaries. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc., where he directed the Commercial and Residential Real Estate Securitization Unit, and was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Through his experience and his leadership roles at Newtek, Mr. Sloane provides our Board with extensive knowledge regarding the cloud infrastructure and cybersecurity sectors and a range of other public company topics.

Each of our Director Nominees is currently serving on our Board. Except as pursuant to the Acquisition Agreement (as defined and described below) regarding Mr. Sloane, there are no agreements or understandings between our directors and executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

Newtek Board Representative

Mr. Sloane was appointed to our Board as Newtek’s board representative pursuant to that certain Agreement and Plan of Merger, by and among the Company, PALT Merger Sub 1, Inc., PALT Merger Sub 2, LLC, Newtek Technology Solutions, Inc. (“NTS”) and Newtek (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, so long as Newtek, together with its affiliates, beneficially owns preferred stock and/or common stock, that in the aggregate, constitutes at least 10% of the total outstanding shares of the Company (on an as-converted and fully-diluted basis) we agreed to use our reasonable best efforts to have Newtek’s board representative elected as a member of the Board by the holders of our common stock and to solicit proxies for Newtek’s board representative to the same extent as we do for any of our other nominees to the Board.

Board Skills, Experience and Diversity

At IPM, we value diversity throughout our Company, including on our Board, and seek to achieve a mix of directors that represent a diversity of background and experience. We believe that diversity among the members of our Board is an integral component of effective corporate governance, improves the quality of decision-making and strategic vision and represents the kind of company we aspire to be. We believe our Board is representative of a diverse group of backgrounds and viewpoints.

The table below summarizes certain key qualifications, skills and attributes possessed by our directors that support their respective contributions to our Board. A check mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a check mark does not mean the director does not possess that qualification or skill. Our directors’ biographies above describe each director’s background and relevant experience in more detail.

Skill or Experience	Abada	Jenny	Katz	Laifer	Rabsatt	Silberstein	Sloane
Leadership	✓	✓	✓		✓		✓
Finance/Accounting	✓	✓		✓		✓	✓
Insurance		✓				✓	✓
Investor Relations		✓	✓	✓	✓		✓
Investments	✓		✓		✓		✓
HR/Executive Compensation	✓	✓			✓	✓	✓
Sustainability/ESG			✓			✓
Risk Management	✓	✓				✓	✓
Capital Markets		✓	✓	✓			✓

Vote Required

To be elected as a director, the Director Nominees must receive a plurality of the votes cast.

The Board recommends that you vote “FOR” each of the Director Nominees.

CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

The Board held six meetings and acted nine times by unanimous written consent during the 2024 fiscal year. During 2024, each director attended 75% or more of the aggregate number of meetings held by the Board and the committees of the Board on which such director served, if any, during the period for which such person served as a director. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board to attend such meetings. Messrs. Abada, Katz, Laifer, and Silberstein and Ms. Jenny, representing all of our directors at the time of our 2024 annual meeting of stockholders, attended the 2024 annual meeting.

Audit Committee

The audit committee consists of Mr. Abada, Mr. Laifer and Mr. Silberstein. Mr. Abada currently serves as the chairman of the audit committee. Our Board has determined that each of Mr. Abada, Mr. Laifer and Mr. Silberstein is independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their current and prior employment.

The functions of the audit committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing our policies on risk assessment and risk management;

•        reviewing and approving related party transactions and keeping the independent auditors informed of the audit committee’s understanding of our relationships and transactions with related parties;

•        obtaining and reviewing a report by the independent registered public accounting firm, as necessary, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•        monitoring compliance with our Code of Conduct and investigating all reported complaints and allegations concerning violations of such code.

Pursuant to the audit committee charter, the audit committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the audit committee. Our Board has designated Mr. Abada as an “audit committee financial expert” as defined under the applicable SEC rules and determined that he has accounting or related financial management expertise as required under the applicable Nasdaq rules. A copy of the audit committee charter is available on our website at investors.ipm.com/corporate-governance. The audit committee held four meetings and acted four times by unanimous written consent during the 2024 fiscal year.

Compensation Committee

The compensation committee consists of Messrs. Abada and Silberstein. Mr. Silberstein currently serves as the chairman of the compensation committee. Our Board has determined that each of Mr. Abada and Mr. Silberstein is independent under Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that our Board approve, the compensation of our directors and executive officers.

The functions of the compensation committee include:

•        reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•        reviewing and recommending that our Board approve the compensation of our directors;

•        reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•        administering our stock and equity incentive plans;

•        reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans;

•        reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy;

•        overseeing regulatory compliance with respect to other compensation matters, including overseeing and administering our compensation recovery policy; and

•        engaging with stockholders and proxy advisory firms on executive compensation matters.

Pursuant to the compensation committee charter, the compensation committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee. During the 2024 fiscal year, the compensation committee did not engage an independent compensation consultant because it does not believe one is necessary or cost efficient for a company our size. A copy of the compensation committee charter is available on our website at investors.ipm.com/corporate-governance. The compensation committee held two meetings and acted by unanimous written consent three times during the 2024 fiscal year.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Messrs. Abada, Silberstein and Laifer. Mr. Silberstein currently serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for, among other things, (i) determining the qualifications, qualities and skills required to be a director of the Company and evaluating, selecting and approving nominees to serve as directors, (ii) periodically reviewing, assessing and making recommendations for changes to the Board and its committees and (iii) overseeing the process for evaluation of the Board.

Pursuant to the nominating and corporate governance committee charter, the nominating and corporate governance committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the nominating and corporate governance committee. In addition, the nominating and corporate governance committee has unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties. A copy of the nominating and corporate governance committee charter is available on our website at investors.ipm.com/corporate-governance. The nominating and corporate governance held no meetings and acted by unanimous written consent once during the 2024 fiscal year.

The nominating and corporate governance committee also considers director nominees put forward by stockholders. Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Corporate Secretary, Kara Jenny, at Intelligent Protection

Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made, and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made. Stockholder recommendations provided to the Corporate Secretary and received in accordance with the advance notice provisions in our Bylaws will be considered and evaluated by the nominating and corporate governance committee in the same manner as candidates recommended from other sources.

The nominating and corporate governance committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the nominating and corporate governance committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The nominating and corporate governance committee also considers the director nominees’ potential contribution to the overall composition and diversity of the Board.

Strategic Transactions Committee

The strategic transactions committee consists of Messrs. Laifer and Rabsatt. Mr. Laifer currently serves as the chairman of the strategic transactions committee. The strategic transactions committee is responsible for, among other things, identifying, evaluating and negotiating (subject to approval from the Board) strategic opportunities, including, but not limited to, investments, dispositions, potential mergers or accretive growth acquisitions of other assets or entities that are synergistic to the Company’s businesses.

The functions of the strategic transactions committee include:

•        reviewing the Company’s goals and strategy regarding strategic transactions with the Company’s management and making recommendations with respect to the Company’s near-term and long-term business objectives;

•        overseeing the process through which the Company identifies strategic transactions;

•        reviewing and evaluating proposed strategic transactions;

•        assisting the Company’s management with the negotiation and structuring of any proposed strategic transaction;

•        providing the Board with information and materials as appropriate to assist the Board in its evaluation, understanding or oversight of any proposed strategic transaction;

•        making recommendations to the Board concerning the authorization and approval of any proposed strategic transactions; and

•        after the completion of any strategic transaction, evaluating the execution, financial performance and integration of such strategic transaction, as applicable, in connection with the Company’s business objectives.

The strategic transactions committee has the authority to make decisions relating to identifying and evaluating any proposed strategic transaction and recommending that the Board approve any proposed strategic transaction. The Board reserves the power and authority to authorize and approve the consummation of any potential transaction recommended by the strategic transactions committee. During the 2024 fiscal year, the strategic transactions committee did not engage any independent consultants because it did not believe one was necessary or cost efficient for a company our size. The strategic transaction committee held three meetings during the 2024 fiscal year.

Report of the Audit Committee

Our audit committee reviewed the Company’s audited financial statements for the year ended December 31, 2024. The following is the report of the audit committee with respect to the Company’s audited financial statements for the year ended December 31, 2024, which includes the consolidated balance sheets of the Company as of December 31, 2024 and December 31, 2023, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2024, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The audit committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The audit committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the audit committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

AUDIT COMMITTEE
Yoram “Rami” Abada (Chairman)
Lance Laifer
John Silberstein

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are currently fulfilled by one individual, with Jason Katz serving as our Chairman of the Board and as our Chief Executive Officer. Pursuant to our Bylaws, the Board is responsible for appointing the Chairman of the Board and the Chief Executive Officer. Our Bylaws permit the Chairman to also hold the position of Chief Executive Officer. The Board selects its Chairman and our Chief Executive Officer in the manner it considers to be in the best interests of the Company. In accordance with our Bylaws, the Board considers from time to time whether it is in the best interests of the Company to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer, using its business judgment after considering all relevant circumstances. Our Board has determined that it is in the best interests of the Company and its stockholders at this time to have both (i) a combined Chairman and Chief Executive Officer role and (ii) a Board comprised of a majority of independent directors.

Jason Katz has served as our Chief Executive Officer since December 2019 and as Chairman of the Board since October 2016. The Board believes, at this time, that this structure is appropriate and in the best interests of the Company and its stockholders. Specifically, the Board acknowledges that Mr. Katz has significant experience managing the Company’s business operations, and the Board wants to preserve this continuity. Although the Board believes that this current leadership structure is appropriate at this time, the Board also believes that there is no specific leadership structure that best applies to all companies, nor is there one specific leadership structure that would permanently suit our Company. As a result, the decision as to whether to combine or separate the positions of Chairman and Chief Executive Officer may vary from time to time, as conditions and circumstances warrant.

We do not currently have a lead independent director. We have elected not to have a lead independent director because we do not believe one has been necessary or that it is cost efficient for a company of our size, and we do not expect to establish a lead independent director in the foreseeable future.

Our Board is primarily responsible for overseeing the Company’s risk management processes. The Board receives periodic reports from management concerning the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company, including risks related to cybersecurity, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us. While the Board oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe that having Mr. Katz serve in both capacities is the most effective approach for addressing the risks facing our Company and that the structure of our Board supports this approach.

Director Independence

Nasdaq rules require that a majority of the members of our Board be independent directors. Our Board recently undertook its annual review of director independence in accordance with the applicable Nasdaq rules. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with the Company. In addition, our Board is required to make a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon these standards and the consideration of the information and the transactions and relationships discussed below, our Board determined that Yoram “Rami” Abada, Lance Laifer, Sidney Rabsatt and John Silberstein are independent, and that Jason Katz, Kara Jenny and Barry Sloane are not independent under such standards.

Certain Relationships and Related Party Transactions

Business Loan Agreement and Credit Agreement and Revolving Promissory Note

On April 10, 2025, the Company, Intelligent Protection LLC, a wholly owned subsidiary of the Company (“IPM LLC” and, together with the Company, the “Borrowers”), and Newtek Bank, a subsidiary of Newtek, entered into that certain business loan agreement and that certain credit agreement and revolving promissory note (together, the “Loan Agreements”), which provide for a secured revolving line of credit to the Borrowers in the maximum amount of $1,000,000 on the terms and conditions set forth in the Loan Agreements (the “Facility”). The obligations of the Borrowers under the Loan Agreements are secured by substantially all of the assets of the Borrowers.

The Facility will mature on April 10, 2026 (the “Maturity Date”), and all outstanding principal amounts and accrued and unpaid interest thereon shall be due and payable on such date unless the Facility is renewed or extended pursuant to the terms of the Loan Agreements. The Facility may be drawn from April 10, 2025 to the Maturity Date. As of April 18, 2025, no amounts were outstanding under the Facility.

The rate at which borrowings under the Loan Agreements bear interest is determined by applying the applicable monthly periodic rate (the “Monthly Periodic Rate”) to the average daily balance of the Facility multiplied by the number of days in the month. The applicable Monthly Periodic Rate equals (i) the Annual Percentage Rate (defined below) (a) divided by 360, (b) multiplied by 365, and (c) divided by 12 (monthly). The Annual Percentage Rate is subject to change from time to time based on the rate index published by Newtek Bank plus a margin of 2.00%; provided, however, that in no event will the Annual Percentage Rate be less than 6.07%, nor will the Annual Percentage Rate exceed the maximum rate allowed by applicable law (the “Annual Percentage Rate”).

The Loan Agreements contain customary representations, warranties and affirmative covenants. The Loan Agreements also contain customary events of default, including, among other things, nonpayment of principal when due, nonpayment of interest, fees or other amounts after a stated grace period, garnishment, attachment or execution against any material asset owned by the Borrowers, inaccuracy of representations and warranties, violations of covenants, subject in certain cases to negotiated grace periods, certain bankruptcies and liquidations, cross-default and cross-acceleration to material indebtedness, certain unsatisfied judgments, certain adverse changes in the Company’s financial position and any change in ownership of 25% or more of common stock of the Company. If an event of default occurs and is continuing, Newtek Bank would be entitled to take various actions, including requiring the Borrowers to repay all amounts then outstanding under the Loan Agreements.

Barry Sloane, a director of the Company, is the Founder, President, Chairman and Chief Executive Officer of Newtek and the Chairman and Chief Executive Officer of Newtek Bank.

Indemnification Arrangements

We have entered into indemnification agreements and employment agreements with our directors and executive officers, respectively, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions.

Policies and Procedures for Approving Related Party Transactions

Our Board adopted a Related Party Transactions Policy on April 19, 2012 and subsequently adopted an Amended and Restated Related Party Transactions Policy on March 19, 2025. In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Financial Officer and must be reviewed and approved by our audit committee. In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will consider the relevant facts and circumstances of the transaction, including (i) if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, (ii) whether the transaction was or will be undertaken in the ordinary course of business of the Company, (iii) whether the transaction was initiated by the Company, a subsidiary of the Company or the Related Party (as defined herein), (iv) the extent of the Related Party’s interest in the transaction, (v) whether the transaction contravenes the Company’s Code of Conduct or other policies of the Company, (vi) whether the relationship underlying the transaction is believed to be in the best interests of the Company and its stockholders and (vii) if such Related Party is a director or an Immediate Family Member (as defined herein) of a director, the effect that the transaction may have on such director’s status as an independent member of the Board and eligibility to serve on committees of the Board pursuant to SEC rules and applicable stock exchange listing standards.

A “Related Party Transaction” means a consummated or currently proposed transaction (including, but not limited to, a financial transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness) or series of transactions in which (i) a Related Party is involved, (ii) the Company or any of its subsidiaries was or is to be a participant and (iii) the amount involved exceeds the lesser of (x) $120,000 in the aggregate or (y) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years. A Related Party Transaction also includes any material amendment or modification to an existing Related Party Transaction regardless of whether such transaction has previously been approved in accordance with the Related Party Transactions Policy.

A “Related Party” means (i) any person serving as a director, director nominee or executive officer of the Company (as defined in Rule 405 promulgated under the Securities Act and Rule 3b-7 promulgated under the Exchange Act) (ii) a stockholder of more than 5% of any class of the Company’s voting securities, (iii) any Immediate Family Member of a director, director nominee or executive officer of the Company or any Immediate Family Member of a stockholder of more than 5% of any class of the Company’s voting securities, (iv) a person that met the criteria set forth in clause (i) or (ii) at any time during the fiscal year in which a transaction that would otherwise be subject to the Related Party Transactions Policy occurs, even if such person has ceased to have such status during such fiscal year, (v) an entity that is owned or controlled by a person listed clause (i), (ii), (iii) or (iv) or in which any such person serves as an executive officer or general partner or, together with all other persons specified in clauses (i), (ii), (iii) and (iv), owns 10% or more of the equity interests thereof, or (vi) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act.

An “Immediate Family Member” of a specified person means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such specified person or any person (other than a tenant or an employee) sharing the household of such specified person.

Code of Conduct

We have a Code of Conduct, which is applicable to all our officers, directors and employees. The Code of Conduct addresses, among other things, record retention, conflicts of interest, business opportunities, gifts or favors, proprietary information and disciplinary measures.

A copy of our Code of Conduct is available on our website at investors.ipm.com/corporate-governance. We intend to make any legally required disclosures regarding amendments to, or waivers of, our Code of Conduct on our website at the foregoing internet address.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from purchasing or selling our securities while being aware of material, non-public information about the Company, as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans.

Timing of Stock Option Awards

We have historically granted equity awards on an annual basis and on a discretionary basis in connection with certain events. We do not have a formal policy regarding the timing of awards of option awards in relation to our disclosure of material non-public information. However, our historical practice is to grant option awards three trading days following the release of material non-public information in order to prevent the release of such information from affecting the value of our equity compensation.

Compensation Recovery Policy

We have a compensation recovery policy, which provides, among other things, that in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under federal securities laws, the Company shall recover from current and former executive officers a portion or all, as applicable, of any incentive-based compensation that is erroneously awarded to such individuals.

Communications with the Board of Directors

The Board welcomes communication from the Company’s stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the board member, members or committee, as applicable, c/o Chief Executive Officer, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons. The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.

The Chief Executive Officer will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. Each communication subject to this policy that was not forwarded because it was determined by the Chief Executive Officer to be frivolous is retained in our files and made available at the request of any member of the Board to whom such communication was addressed.

DIRECTOR COMPENSATION

The following table provides compensation information for the year ended December 31, 2024 for each member of our Board during the fiscal year ended December 31, 2024, except for (i) Mr. Katz, our current Chief Executive Officer and Chairman of the Board, and (ii) Ms. Jenny, our current Chief Financial Officer, both of whom did not receive any compensation for their service as a director in 2024 and whose compensation is reported in “Executive Compensation — Summary Compensation Table” below.

Director Compensation Table
Fiscal Year 2024

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yoram “Rami” Abada	39,000		—	20,588	(4)	—	—	—	59,588
Lance Laifer	37,000		—	20,588	(4)	—	—	—	57,588
John Silberstein	41,000		—	20,588	(4)	—	—	—	61,588
Geoffrey Cook(5)	—	(6)	—	—	(4)	—	—	—	—

____________

(1)      As of December 31, 2024, none of our directors held any outstanding stock awards.

(2)      Represents the aggregate grant date fair value computed in accordance with Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”), with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 7, “Stockholders’ Equity” in the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 24, 2025.

(3)      The aggregate number of shares underlying unexercised stock options held by each director listed in the table above as of December 31, 2024 was as follows:

Name	Shares Underlying Outstanding Stock Options
Yoram “Rami” Abada	56,000
Lance Laifer	56,000
John Silberstein	50,000
Geoffrey Cook(5)	100,000

____________

(4)      Represents the grant date fair value of a stock option granted on March 20, 2024 that represents the right to purchase 8,000 shares of common stock, all of which have vested and remain unexercised.

(5)      On October 10, 2023, Geoffrey Cook received a stock option grant, which represented the right to purchase 100,000 shares of common stock, 25,000 of which had vested and remained unexercised as of December 31, 2024 (the “Cook Grant”). On October 15, 2024, Mr. Cook notified the Board of his decision to not stand for reelection to the Board at the Company’s annual meeting of stockholders held on November 13, 2024 (the “2024 Annual Meeting”). As a result, his term as a director ended at the 2024 Annual Meeting. In connection with Mr. Cook’s decision to not stand for reelection to the Board at the 2024 Annual Meeting, his unexercised stock options were forfeited, effective February 11, 2025.

(6)      In lieu of the annual cash retainers paid to the other non-employee directors in fiscal year 2024, Mr. Cook received the Cook Grant.

In 2024, the annual cash retainers for each independent director (except for Mr. Cook) were as follows: (i) an annual cash retainer fee of $21,000 to each independent director, (ii) an additional annual cash retainer fee of $4,000 for service on a committee of the Board, and (iii) an additional annual cash retainer fee for service as the chair of a committee of the Board (to be paid in addition to the $4,000 cash fee for committee service) as follows: (a) audit committee chair — $6,000 and (b) compensation committee, nominating and corporate governance committee and strategic transactions committee chair — $4,000. There have not been any changes to our director retainer policy for 2025.

In March of 2024, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer and Silberstein to purchase 8,000 shares of common stock, having a date of grant of March 20, 2024 with an exercise price of $2.78 per share, and vesting in four equal installments on the last day of each calendar quarter in 2024 (such grants, the “2024 Director Grants”). As a result of the Cook Grant, Mr. Cook did not receive a 2024 Director Grant.

In January of 2025, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer, Rabsatt and Silberstein to purchase 15,000 shares of common stock, having a date of grant of January 7, 2025 with an exercise price of $2.01 per share, and vesting in four equal installments on the last day of each calendar quarter in 2025.

In March of 2025, the Board authorized the grant of a nonqualified stock option award to each of Messrs. Abada, Laifer, Rabsatt and Silberstein to purchase 10,000 shares of common stock, having a date of grant of March 27, 2025 with an exercise price of $1.83 per share, and vesting in four equal installments on the last day of each calendar quarter in 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of March 24, 2025 certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each member of our Board, each Director Nominee and each of our named executive officers with respect to the year ended December 31, 2024 and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all common stock is owned directly, the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated and the address for each beneficial owner is c/o Intelligent Protection Management Corp., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. The applicable percentage ownership is based on 9,236,987 shares of our common stock, excluding shares held by the Company as treasury stock, issued and outstanding as of March 24, 2025.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)
	Number		Percentage
Directors and Named Executive Officers
Jason Katz	946,568	(2)	10.2%
Kara Jenny	147,500	(3)	1.6%
Yoram “Rami” Abada	76,750	(4)	*
Lance Laifer	430,845	(5)	4.6%
John Silberstein	221,765	(6)	2.4%
Adam Zalko	39,500	(7)	*
Sidney Rabsatt	6,250	(8)	*
Barry Sloane	—		—
Current Officers and Directors as a Group (9 persons)	1,869,178		19.3%
5% Stockholders
The J. Crew Delaware Trust B	1,470,755	(9)	15.9%
Adam Katz 2012 Revocable Trust	850,000	(10)	9.2%

____________

*         Less than 1%.

(1)      For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of March 24, 2025, including through the exercise of stock options. For purposes of computing the percentage of outstanding shares of the Company’s common stock held by each person or group of persons named above, any common stock that such person or persons has the right to acquire within 60 days of March 24, 2025, is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 201,265 shares of common stock held by Mr. Katz’s spouse that may be deemed to be beneficially owned by Mr. Katz. Mr. Katz disclaims beneficial ownership of these shares, and nothing herein shall be deemed an admission that Mr. Katz is the beneficial owner of these shares for any purpose. Includes the vested or deemed vested portion of (i) 75,000 shares of common stock underlying a stock option granted on March 28, 2022, all of which have vested, and (ii) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, of which 12,500 shares have vested.

(3)     Includes the vested or deemed vested portion of (i) 75,000 shares of common stock underlying a stock option granted on December 9, 2019, all of which have vested, (ii) 60,000 shares of common stock underlying a stock option granted on March 28, 2022, all of which have vested, and (iii) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, of which 12,500 shares have vested.

(4)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (viii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (ix) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, of which 3,750 shares have vested, and (x) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, of which 2,500 shares have vested.

(5)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (viii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (ix) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, of which 3,750 shares have vested, and (x) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, of which 2,500 shares have vested. Also includes (i) 354,109 shares of common stock held by Hilltop Partners, L.P. and (ii) 14,486 shares of common stock held by Hilltop Offshore, Ltd. Mr. Laifer is the sole director and principal stockholder of Laifer Capital Management, Inc. (“LCM”), which has the sole power to vote and to direct the voting of, and to dispose and to direct the disposition of, the shares of the Company’s common stock beneficially owned by Hilltop Partners, L.P. (of which LCM serves as general partner and investment adviser) and Hilltop Offshore, Ltd. (of which LCM serves as investment adviser).

(6)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (iv) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2022, all of which have vested, (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 28, 2023, all of which have vested, (vii) a stock option representing the right to purchase 8,000 shares of common stock granted on March 20, 2024, all of which have vested, (viii) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, of which 3,750 shares have vested, and (xi) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, of which 2,500 shares have vested. Also includes 10,202 shares of common stock held by MLS Family Investors LLC (“MLS”). Mr. Silberstein is the sole manager of MLS and owns approximately 15% of the interest in MLS, and he is co-trustee of JJS New Trust B utd 12/31/2001, a trust of which Mr. Silberstein is a beneficiary, which owns approximately 18% of the interest in MLS. As a result, Mr. Silberstein may be deemed to beneficially own the shares of common stock held by MLS. Mr. Silberstein disclaims beneficial ownership of the shares held by MLS except to the extent of his pecuniary interest therein and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose. Also includes 44 shares of common stock held by Mr. Silberstein’s spouse that may be deemed to be beneficially owned by Mr. Silberstein. Mr. Silberstein disclaims beneficial ownership of the shares held by his spouse and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose.

(7)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 2,000 shares of common stock granted on February 1, 2017, all of which have vested, (ii) a stock option representing the right to purchase 15,000 shares of common stock granted on March 28, 2022, all of which have vested, (iii) a stock option representing the right to purchase 10,000 shares of common stock granted on March 28, 2023, all of which have vested, and (iv) a stock option representing the right to purchase 25,000 shares granted on January 7, 2025, of which 12,500 shares have vested.

(8)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 15,000 shares of common stock granted on January 7, 2025, of which 3,750 shares have vested, and (ii) a stock option representing the right to purchase 10,000 shares of common stock granted on March 27, 2025, of which 2,500 shares have vested.

(9)      Based on the information contained in the Form 4 filed with the SEC on August 28, 2024. The principal address of The J. Crew Delaware Trust B is c/o J.P. Morgan Trust Company of Delaware, Trustee, 500 Stanton-Christiana Road, DE3-1600, Newark, Delaware 19713.

(10)    Based on the information contained in the Schedule 13G filed with the SEC on June 14, 2023 and other information available to the Company. The principal address of Adam Katz 2012 Revocable Trust is c/o Roxann Management, 7110 Republic Airport, 2nd Floor, Farmingdale, New York 11735.

EXECUTIVE OFFICERS

Below is information regarding each of our current executive officers. Executive officers are appointed by the Board to serve at the discretion of the Board until their successor is duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between any of our directors or executive officers.

Name	Age	Title
Jason Katz	62	Chief Executive Officer and Chairman of the Board
Kara Jenny	56	Chief Financial Officer and Director
Jared Mills	52	President
Adam Zalko	40	Chief Operating Officer

Jason Katz serves as our Chief Executive Officer and Chairman of the Board. His business experience is discussed above in “Proposal 1: Election of Directors.”

Kara Jenny serves as our Chief Financial Officer and as a member of the Board. Her business experience is discussed above in “Proposal 1: Election of Directors.”

Jared Mills was appointed as our President in January of 2025. Mr. Mills is a seasoned technology and business leader with over 20 years of experience in Managed IT Services and Global Scale Multi-Site Private Cloud Datacenter Operations. Mr. Mills previously served as President, Chief Operating Officer and as a director of NTS from March 2019 to January 2025, where he was responsible for overseeing day-to-day operations in sectors such as technology, sales, marketing and service delivery, with a focus on driving profitability and revenue growth. Mr. Mills also served as Chief Technology Officer of Newtek and Newtek Bank from December 2022 to January 2025, where he led the development and execution of technology strategy and oversaw software development, data management, cybersecurity and infrastructure. From December 2021 to December 2023, Mr. Mills served as President, Chief Operating Officer and as a director of Cloud Nine Solutions, Inc., a subsidiary of Newtek and Certified MBE consulting company. From April 2016 to March 2019, Mr. Mills served as Director of Sales and Business Development at Enterprise Technology Services, an IT infrastructure management company. Mr. Mills’s background and experience as a lead executive officer and board member of technology driven companies provides him with extensive and valuable knowledge of managing diverse teams, transforming operations, and creating resilient, high-performance infrastructure.

Adam Zalko was appointed as our Chief Operating Officer in January of 2025. In his capacity as Chief Operating Officer, Mr. Zalko oversees compliance, efficiency, growth, operations and strategic business leadership. With a strong background in technology and business management, Mr. Zalko has significant experience in optimizing operations and driving growth initiatives. Mr. Zalko previously served as our Senior Vice President from February 2023 to January 2025, where he managed all facets of our business, including technology, marketing, customer service, product development, sales, and advertising across multiple business units. From 2018 to February 2023, Mr. Zalko served as Vice President of Engineering, where he played a key role in modernizing infrastructure and increasing project throughput, significantly improving operational efficiency. Mr. Zalko also served as Manager of Development Operations from 2016 to 2018. Prior to that, Mr. Zalko was a Developer at AVM Software from 2007 to 2016, initially as a Developer and then as a Senior Developer. Mr. Zalko received a B.S. in Software Engineering from the Florida Institute of Technology.

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individual who served as our principal executive officer during fiscal 2024, (ii) our two most highly compensated executive officers, other than the individual who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2024, with compensation during fiscal year 2024 of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2024. We refer to these individuals as our “named executive officers.” For 2024, our named executive officers and the positions in which they serve were:

•        Jason Katz, our Chief Executive Officer;(1)

•        Kara Jenny, our Chief Financial Officer; and

•        Adam Zalko, our Chief Operating Officer.(2)

____________

(1)      During fiscal year 2024, Mr. Katz served as our Chief Executive Officer, President and Chief Operating Officer. Effective January 2, 2025, Mr. Katz’s title and duties were modified to reflect his role of Chief Executive Officer.

(2)      During fiscal year 2024, Mr. Zalko served as our Senior Vice President. Effective January 2, 2025, Mr. Zalko was appointed as our Chief Operating Officer.

For 2024, the compensation of our named executive officers consisted of each named executive officer’s base salary.

Compensation of Named Executive Officers

The following discussion summarizes in more detail the executive compensation paid to or earned by our named executive officers in 2024.

Base Salary

The following table sets forth the annual base salary of each of our named executive officers for 2024:

Name	Annual Base Salary
Jason Katz	$225,000
Chief Executive Officer
Kara Jenny(1)	$285,000
Chief Financial Officer
Adam Zalko(2)	$225,000
Chief Operating Officer

____________

(1)      On January 2, 2025, the Company entered into a Second Amended and Restated Executive Employment Agreement with Ms. Jenny (the “Second A&R Jenny Employment Agreement”), which, among other things, increased Ms. Jenny’s annualized base salary to $310,000 (an increase of $25,000 from her previous salary), effective retroactively as of January 1, 2025.

(2)      On January 2, 2025, the Company entered into an employment agreement with Mr. Zalko (the “Zalko Employment Agreement”), which provides for an annualized base salary $265,000 (an increase of $40,000 from his previous salary), effective retroactively as of January 1, 2025.

2025 Compensation Decisions

Transaction Bonuses

Following fiscal year end, in January of 2025, we completed our acquisition of NTS from Newtek and the sale of its “Paltalk”, “Camfrog” and “Vumber” applications and certain assets and liabilities related to such applications to Meteor Mobile Holdings, Inc. (together, the “Transactions”). In connection with the closing of the Transactions, (i) Ms. Jenny and Mr. Zalko were awarded one-time cash bonus payments of $100,000 and $25,000, respectively, and (ii) Mr. Katz, Ms. Jenny and Mr. Zalko were awarded stock option grants representing the right to purchase 25,000 shares of common stock with an exercise price of $2.01 per share. Fifty percent of the shares underlying such stock options vested on January 7, 2025, and the remaining fifty percent will vest on July 2, 2025, subject to each executive’s continued service with the Company. Additionally, in March 2025, the Board approved a one-time cash bonus payment of $10,000 to Mr. Zalko in connection with his efforts to integrate the cloud infrastructure and cybersecurity operations of NTS into the existing operations of the Company.

Employment Agreements

Each of our named executive officers is a party to an employment agreement with the Company. The purpose of our employment agreements is to incentivize our executives to continue providing services to the Company.

Katz Employment Agreement

On March 23, 2022, we entered into an Amended and Restated Employment Agreement with Mr. Katz (the “Katz Prior Agreement”), which amended and restated our employment agreement with Mr. Katz, dated October 7, 2016. The Katz Employment Agreement provided for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under the Katz Prior Agreement, Mr. Katz was entitled to receive a minimum base salary of $225,000 per year and an annual incentive bonuses to be determined by the Board, based on criteria to be established jointly by the Board and Mr. Katz. The payment of Mr. Katz’s annual incentive bonus was contingent on him being employed by the Company on the date that such bonus is paid.

Pursuant to the Katz Prior Agreement, if Mr. Katz’s employment was terminated (i) by the failure of the Company to renew Mr. Katz’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Katz Prior Agreement) or (iii) by Mr. Katz for “good reason” (as defined in Katz Prior Agreement), then subject to certain limitations and Mr. Katz’s compliance with certain conditions, the Company was required to pay Mr. Katz severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company was required to continue to pay the Company’s portion of Mr. Katz’s monthly health insurance premiums, if Mr. Katz was eligible and elected to continue health insurance under COBRA, for the earlier of (i) three months following Mr. Katz’s termination of employment or (ii) the date Mr. Katz’s coverage under such group health plan terminated for any reason. Mr. Katz was entitled to the same severance benefits in the event that his employment was terminated prior to, in connection with or following a Change in Control (as defined in the Katz Prior Agreement). In addition, the Katz Prior employment agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On January 2, 2025, we entered into a Second Amended and Restated Executive Employment Agreement with Mr. Katz (the “Second A&R Katz Employment Agreement”), which amended and restated the Katz Prior Agreement. Except as described below, all other terms and conditions of the Second A&R Katz Employment Agreement are substantially the same as such terms and conditions under the Katz Prior Agreement.

The Second A&R Katz Employment Agreement, among other things, (i) modified Mr. Katz’s title and duties to reflect his role of Chief Executive Officer and (ii) provides that if Mr. Katz’s employment is terminated by the failure of the Company to renew the Second A&R Katz Employment Agreement for a renewal term or is terminated by the Company without “cause” (as defined in the Second A&R Katz Employment Agreement) or if Mr. Katz resigns for

“good reason” (as defined in the Second A&R Katz Employment Agreement), then, subject to Mr. Katz’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Second A&R Katz Employment Agreement, the Company will (a) pay Mr. Katz severance equal to one times Mr. Katz’s then-current annualized base salary, less the amount of all compensation paid to Mr. Katz during the then-current term of the Second A&R Katz Employment Agreement; provided, that in no event will such payment equal less than four months of Mr. Katz’s then-current annualized base salary, and (b) continue to pay Mr. Katz’s health insurance premiums for the earlier of the remainder of the then-current term of the Second A&R Katz Employment Agreement or the date Mr. Katz’s coverage terminates for any reason.

Jenny Employment Agreement

On March 23, 2022, we entered into an Amended and Restated Employment Agreement with Ms. Jenny (the “Jenny Prior Agreement”), which amended and restated our employment agreement with Ms. Jenny, dated December 9, 2019. The Jenny Prior Agreement provided for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under the Jenny Prior Agreement, Ms. Jenny was entitled to receive a minimum base salary of $285,000 per year and an annual incentive bonus, which, for calendar years after 2020, was determined by the Board, based on criteria to be established jointly by the Board and Ms. Jenny. The payment of Ms. Jenny’s annual incentive bonus was contingent on her being employed by the Company on the date that such bonus was paid.

Pursuant to the Jenny Prior Agreement, if Ms. Jenny’s employment was terminated (i) by the failure of the Company to renew Ms. Jenny’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Jenny Prior Agreement) or (iii) by Ms. Jenny for “good reason” (as defined in the Jenny Prior Agreement), then subject to certain limitations and Ms. Jenny’s compliance with certain conditions, the Company was required to pay Ms. Jenny severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company was required to continue to pay the Company’s portion of Ms. Jenny’s monthly health insurance premiums, if Ms. Jenny was eligible and elected to continue health insurance under COBRA, for the earlier of (i) three months following Ms. Jenny’s termination of employment or (ii) the date Ms. Jenny’s coverage under such group health plan terminated for any reason. Ms. Jenny was entitled to the same severance benefits in the event that her employment was terminated prior to, in connection with or following a Change in Control (as defined in the Jenny Prior Agreement). In the event of a Change in Control (as defined in the Jenny Prior Agreement), if Ms. Jenny was terminated by the Company other than for Cause, or if Ms. Jenny terminated her employment with the Company for Good Reason, then Ms. Jenny was entitled to severance equal to 12 months of Ms. Jenny’s then-current annualized base salary (as such terms are defined in the Jenny Prior Agreement). In addition, Jenny Prior Agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On January 2, 2025, we entered into the Second A&R Jenny Employment Agreement, which amended and restated the Jenny Prior Agreement. Except as provided herein, all other terms and conditions of the Second A&R Jenny Employment Agreement are substantially the same as such terms and conditions under the Jenny Prior Agreement.

The Second A&R Jenny Employment Agreement, among other things, (i) increased Ms. Jenny’s annualized base salary from $285,000 to $310,000, effective retroactively as of January 1, 2025, and (ii) provides that if Ms. Jenny’s employment is terminated by the failure of the Company to renew the Second A&R Jenny Employment Agreement for a renewal term or is terminated by the Company without “cause” (as defined in the Second A&R Jenny Employment Agreement) or if Ms. Jenny resigns for “good reason” (as defined in the Second A&R Jenny Employment Agreement), then, subject to Ms. Jenny’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Second A&R Jenny Employment Agreement, the Company will (a) pay Ms. Jenny severance equal to one times Ms. Jenny’s then-current annualized base salary, less the amount of all compensation paid to Ms. Jenny during the then-current term of the Second A&R Jenny Employment Agreement; provided, that in no event will such payment equal less than four months of Ms. Jenny’s then-current annualized base salary, and (b) continue to pay Ms. Jenny’s health insurance premiums for the earlier of the remainder of the then-current term of the Second A&R Jenny Employment Agreement or the date Ms. Jenny’s coverage terminates for any reason.

Zalko Employment Agreement

On January 2, 2025, the Company entered into the Zalko Employment Agreement. The Zalko Employment Agreement provides that Mr. Zalko’s annualized base salary will be $265,000 (an increase of $40,000 from his previous salary), effective retroactively as of January 1, 2025. Commencing on January 1, 2026, if Mr. Zalko is still employed in good standing with the Company, Mr. Zalko will be entitled to receive an annualized base salary of $280,000, prorated for any partial years of employment with the Company. Mr. Zalko’s base salary will be reviewed by the Board annually and may be increased, but not decreased, at the discretion of Board.

The Zalko Employment Agreement has a one-year term with automatic successive one-year renewals, unless earlier terminated in accordance with the terms of the Zalko Employment Agreement. Any annual incentive bonuses awarded pursuant to the Zalko Employment Agreement will be determined by the Board, based on criteria to be established jointly by the Board and Mr. Zalko.

In addition, the Zalko Employment Agreement provides that if Mr. Zalko is terminated by the failure of the Company to renew the Zalko Employment Agreement for a renewal term, is terminated by the Company without “cause” (as defined in the Zalko Employment Agreement) or resigns for “good reason” (as defined in the Zalko Employment Agreement), then, subject to Mr. Zalko’s execution of a general release of claims in favor of the Company and compliance with certain other restrictive covenants in the Zalko Employment Agreement, the Company will (a) pay Mr. Zalko severance equal to one times Mr. Zalko’s then-current annualized base salary, less the amount of all compensation paid to Mr. Zalko during the then-current term of the Zalko Employment Agreement; provided, that in no event will such payment equal less than four months of Mr. Zalko’s then-current annualized base salary, and (b) continue to pay Mr. Zalko’s health insurance premiums for the earlier of the remainder of the then-current term of the Zalko Employment Agreement or the date Mr. Zalko’s coverage terminates for any reason.

The Zalko Employment Agreement also contains customary provisions relating to, among other things, confidentiality, non-competition, non-solicitation and non-disparagement.

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our named executive officers during the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jason Katz	2024	225,000	—	—	—	—	6,596	(3)	231,596
Chief Executive Officer	2023	225,000	—	—	—	—	7,167		232,167
Kara Jenny	2024	285,000	—	—	—	—	5,923	(3)	290,923
Chief Financial Officer	2023	285,000	15,000	—	—	—	6,153		306,153
Adam Zalko	2024	225,000	—	—	—	—	7,728	(3)	232,728
Chief Operating Officer	2023	225,000	17,500	—	19,400	—	7,761		269,661

____________

(1)      Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “Compensation of Named Executive Officers — Base Salary.”

(2)      Represents the amount recognized for financial statement reporting purposes in accordance with ASC 718, with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of these amounts is included in Note 7, “Stockholders’ Equity” in the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 24, 2025.

(3)      Includes amounts paid during 2024 for group life insurance premiums and 401(k) plan contributions.

Narrative Disclosure Regarding Summary Compensation Table

Katz Compensation

For fiscal years 2024 and 2023, Mr. Katz received annual base compensation of $225,000. Mr. Katz did not receive a cash bonus or any stock or option awards during 2024 or 2023.

Jenny Compensation

For fiscal year 2024, Ms. Jenny received annual base compensation of $285,000. Ms. Jenny did not receive a cash bonus or any stock or option awards during 2024.

For fiscal year 2023, Ms. Jenny received annual base compensation of $285,000 and a cash bonus of $15,000. Ms. Jenny did not receive stock awards or option awards during 2023.

Zalko Compensation

For fiscal year 2024, Mr. Zalko received annual base compensation of $225,000. Mr. Zalko did not receive a cash bonus or any stock or option awards during 2024.

For fiscal year 2023, Mr. Zalko received annual base compensation of $225,000 and a cash bonus of $17,500.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the total outstanding equity awards as of December 31, 2024 for each named executive officer.

	Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Jason Katz	03/28/2022	(1)	75,000	—	—	2.66	03/27/2032
Kara Jenny	12/09/2019	(2)	75,000	—	—	1.78	12/08/2029
	03/28/2022	(1)	60,000	—	—	2.66	03/27/2032
Adam Zalko	02/01/2017	(3)	2,000	—	—	4.15	01/31/2027
	03/28/2022	(4)	10,000	5,000	—	2.66	03/27/2032
	03/28/2023	(4)	2,500	7,500	—	1.94	03/27/2033

____________

(1)      One-third of the shares of common stock underlying this stock option vested and became exercisable on the date of grant. The remaining unvested shares vested and became exercisable in twenty-four equal monthly installments on each of the first twenty-four monthly anniversaries of the grant date.

(2)      The shares of common stock underlying this stock option vested and became exercisable twenty-five percent (25%) on each of December 9, 2020, 2021, 2022 and 2023, respectively.

(3)      The shares of common stock underlying this stock option vested and became exercisable twenty-five percent (25%) on each of February 1, 2018, 2019, 2020 and 2021, respectively.

(4)      On January 2, 2025, in connection with the closing of the Transactions, the shares of common stock underlying this stock option vested and became exercisable under the terms of the Intelligent Protection Management Corp. 2016 Long-Term Incentive Plan (the “2016 Plan”).

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that are reported in the Summary Compensation Table, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both reported in our Summary Compensation Table, as well as the adjusted values required in this section, for the 2024, 2023 and 2022 fiscal years.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment based on TSR(5) ($)	Net (Loss) Income(6) ($)
2024	231,596	238,996	261,826	268,476	70.07	(8,426,209)
2023	232,167	264,139	287,907	316,883	82.39	(1,067,335)
2022	447,724	386,316	363,878	307,856	46.48	(3,412,250)

____________

(1)      The dollar amounts reported this column are the amounts of total compensation reported for Jason Katz, our Chief Executive Officer (the “PEO”), for each corresponding year in the “Total” column of the Summary Compensation Table. For additional information, see “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Katz, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by, or paid to, Mr. Katz during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Katz’s total compensation as reported in the Summary Compensation Table for each year to determine compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Exclusion of Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2024	231,596	—	7,400	238,996
2023	232,167	—	31,972	264,139
2022	447,724	(191,524)	130,116	386,316

____________

(a)      Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)      The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year, (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, (iii) for awards that are granted and vest in same year, the fair value as of the vesting date, (iv) for awards granted in prior years that vested in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value, (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year, and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	—	—	7,400	—	—	7,400
2023	—	7,852	—	24,121	—	—	31,972
2022	34,671	—	95,445	—	—	—	130,116

____________

(3)      The dollar amounts reported in this column represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Katz) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding Mr. Katz) included for purposes of calculating the average amounts in each applicable year are Kara Jenny, our Chief Financial Officer, and Adam Zalko, who served as our Senior Vice President during the years reported. Effective January 2, 2025, Mr. Zalko was appointed as our Chief Operating Officer.

(4)      The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Katz), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by, or paid to, the named executive officers as a group (excluding Mr. Katz) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Katz) as reported in the Summary Compensation Table for each year to determine the compensation actually paid, using the same methodology described above in Note (2):
Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Average Reported Value of Equity Awards(a) ($)	Average Equity Award Adjustments(b) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	261,826	—	6,650	268,476
2023	287,907	(9,700)	38,676	316,883
2022	363,878	(96,560)	40,538	307,856

____________

(a)      Represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)      The amounts deducted or added in calculating the total average equity award adjustments are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	—	2,938	—	3,713	—	—	6,650
2023	12,400	7,875	—	18,401	—	—	38,676
2022	19,412	(12,631)	44,567	(10,810)	—	—	40,538

____________

(5)      Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2022, 2023 or 2024. The amounts reported in this column reflect the Company’s cumulative TSR as of December 31 of each year presented, assuming an initial fixed $100 investment on December 31, 2021.

(6)      The dollar amounts reported represent the amount of net (loss) income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance and, therefore, do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net (Loss) Income

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our NEOs as a group (excluding Mr. Katz), and our net (loss) income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Company Net (Loss) Income
Compensation Actually Paid ($ Thousands)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Company Net (Loss) Income ($ Thousands)
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
$(8,000)
$(9,000)
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs (Excluding Mr. Katz)
Company Net (Loss) Income

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our NEOs as a group (excluding Mr. Katz), and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Thousands)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Company TSR (FYE 2021 Indexed to $100)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to NEOs (Excluding Mr. Katz)
Company TSR

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	618,898	$3.10	727,419	(1)
Equity compensation plans not approved by security holders	—	$—	—
Total	618,898	$3.10	727,419

____________

(1)      Represents shares of common stock available for issuance under the 2016 Plan, which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.

In May 2011, our Board adopted the Intelligent Protection Management Corp. 2011 Long-Term Incentive Plan (the “Original 2011 Plan”). In October 2011, our Board amended and restated the Original 2011 Plan (the “2011 Plan” and, with the 2016 Plan, together, the “Prior Plans”) and adopted the 2011 Plan to allow for the issuance of incentive stock option awards. The 2011 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2011 Plan provided for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2011 Plan was administered by our Board and was replaced by the 2016 Plan.

In March 2016, our Board adopted the 2016 Plan, which was approved by our stockholders in May 2016. The 2016 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2016 Plan is administered by the compensation committee of our Board.

PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF GRASSI & CO., CPAs,
P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board asking stockholders to ratify the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If our stockholders do not ratify the appointment of Grassi at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31, 2025. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm. We expect that representatives of Grassi will virtually attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

Marcum LLP served as the Company’s independent registered public accounting firm from April 24, 2015 until March 18, 2024. On March 18, 2024, the audit committee approved the dismissal of Marcum, LLP as the Company’s independent registered public accounting firm, effective immediately, and informed Marcum LLP of such dismissal on the date thereof.

The reports of Marcum LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through March 18, 2024, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On March 18, 2024, the audit committee approved the engagement of Grassi as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through March 18, 2024, neither the Company nor anyone acting on its behalf consulted with Grassi regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The ratification of the appointment of Grassi as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board recommends that you vote “FOR” the ratification of the selection of Grassi to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

As discussed above, Grassi has served as the Company’s independent registered public accounting firm since March 18, 2024. Previously, Marcum LLP served as the Company’s independent registered public accounting firm from April 24, 2015 to March 18, 2024.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Grassi for professional services rendered in 2024 and by Marcum LLP for professional services rendered in 2023:

	2024	2023
Audit Fees	$208,635	$246,073
Audit-Related Fees	35,688	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$244,323	$246,073

Audit Fees.    We engaged Marcum LLP to conduct an annual audit and review of the financial statements for the four fiscal quarters and year ended December 31, 2023. Audit fees for services performed by Marcum LLP in 2023 were $246,073.

On March 18, 2024, we engaged Grassi to conduct an annual audit and review of the financial statements for the four fiscal quarters and year ended December 31, 2024. Audit fees for services performed by Grassi in 2024 were $208,635.

Audit-Related Fees.    The audit-related fees for 2024 included fees of (i) $25,688 paid to Grassi in connection with our acquisition of NTS from Newtek and (ii) $10,000 paid to Grassi in connection with review of discontinued operations disclosures. There were no audit related fees for 2023.

Tax Fees.    There were no tax fees for 2024 or 2023.

All Other Fees.    There were no other service fees for 2024 or 2023.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Our audit committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for 2024 and 2023 were pre-approved by our audit committee.

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation.

At our annual meeting of stockholders held on May 5, 2022, our stockholders voted to adopt the recommendation of our Board to include an advisory vote to approve executive compensation in our proxy materials every three years. If our stockholders approve “3 YEARS” with respect to the Say-on-Frequency Proposal (as recommended by our Board), the next advisory vote to approve executive compensation will be presented at our annual meeting of stockholders held in 2028.

Because this is an advisory vote, this proposal is not binding upon the Company or our Board, however, the Board, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Board has the following objectives:

•        align our executive’s interest with that of our stockholders; and

•        provide our executives with reasonable and competitive compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Vote Required

The approval of the Say-on-Pay Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. This is a non-binding advisory vote.

The Board recommends that you vote “FOR” the advisory vote to approve executive compensation.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to recommend, on an advisory basis, whether the advisory stockholder vote on the compensation of our named executive officers should occur every one, two, or three years. While this vote is a non-binding advisory vote, we value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.

After careful consideration, the Board believes that submitting the advisory vote to approve executive compensation every three years is appropriate for us and our stockholders at this time. The Board believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years. It is anticipated that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2031.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company or our Board in any way. The Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

Vote Required

The approval of the Say-on-Frequency Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. This is a non-binding advisory vote.

The Board recommends that you vote for the option to hold future advisory votes on executive compensation every 3 YEARS.

PROPOSAL 5: APPROVAL OF INTELLIGENT PROTECTION MANAGEMENT CORP. 2025
LONG-TERM INCENTIVE PLAN

The Board is seeking stockholder approval of the Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan (the “2025 Plan”), to be effective as of the date the 2025 Plan is approved by the Company’s stockholders (the “Effective Date”).

Background

The 2025 Plan replaces and supersedes the 2016 Plan, in its entirety. The 2016 Plan will terminate on the Effective Date, and no further awards have been or will be made thereunder on or after the Effective Date. provided that awards granted under the 2016 Plan prior to the Effective Date will continue in accordance with the terms of the applicable award agreements and the 2016 Plan. A copy of the 2025 Plan is included as Annex A to this Proxy Statement. Described below is a summary of certain key provisions of the 2025 Plan, which is qualified in its entirety by reference to the full text of the 2025 Plan.

Purpose of the Proposal

We believe that operation of the 2025 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to key employees, key contractors, and outside directors, and to promote the success of our business. The 2025 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We will strive to use the 2025 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. It is the judgment of the Board that the 2025 Plan is in the best interests of the Company and its stockholders.

Description of the 2025 Plan

Purpose.    The purpose of the 2025 Plan is to enable the Company to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2025 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock, or other consideration, or any combination thereof. The 2025 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration.    The 2025 Plan was approved by our Board on April 7, 2025, subject to approval by our stockholders. The 2025 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No awards may be granted under the 2025 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization.    Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the 2025 Plan is currently 1,200,000 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2025 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards granted pursuant to each of the 2011 Plan, and the 2016 Plan that are outstanding on the Effective Date, and that, on or after the Effective Date, (a) expire or otherwise terminate without having been exercised in full or without common stock being issued pursuant to such awards, (b) are forfeited, or (c) cancelled, or (ii) any shares subject to awards relating to common stock under the Prior Plans that, on or after the Effective Date are settled in cash.

Shares to be issued under the 2025 Plan may be made available from authorized but unissued shares of our common stock, common stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2025 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2025 Plan. Shares underlying awards granted under the 2025 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2025 Plan. If previously acquired shares of common stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2025 Plan, the number of shares of common stock available for future awards under the 2025 Plan shall be reduced only by the net number of shares of common stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2025 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2025 Plan if the settlement of the award will not require the issuance of shares, such as SARs that can only be satisfied by the payment of cash. Only shares forfeited back to us, shares canceled on account of termination, expiration, or lapse of an award, shares surrendered in payment of the exercise price of a stock option, or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2025 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

Limitation on Outside Directors.    Under the 2025 Plan, no outside director may be granted any award or awards denominated in shares that exceed an aggregate $100,000 in fair market value (determined as of the date of grant) in any calendar year period, plus an additional $100,000 in fair market value (determined as of the date of grant) for one-time awards to a newly appointed or elected outside director. Such limit shall not apply to any award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers payable to such individuals.

Administration.    Under the terms of the 2025 Plan, the 2025 Plan will be administered by our compensation committee, which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, shall consist entirely of two or more “non-employee directors” as defined in Rule 16b-3 under the Exchange Act, unless there are no two members of the Board who meet the qualification requirements set forth herein to administer the 2025 Plan, in which case, the compensation committee may consist of one person. At any time there is no compensation committee to administer the 2025 Plan, any reference to the compensation committee is a reference to our Board. The compensation committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2025 Plan and award agreements granted thereunder, prescribe, amend, establish and revise rules and regulations relating to the 2025 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States), establish performance goals for an award and certify the extent of their achievement, make any other determinations or certifications, and take any such other actions, that it believes are necessary or advisable for the administration of the 2025 Plan. To assure the viability of awards granted to participants employed in foreign countries, the compensation committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the compensation committee may approve such supplements to, or amendments, restatements, or alternative versions of, the 2025 Plan as the compensation committee determines is necessary or appropriate for such purposes. The compensation committee may delegate certain of its duties to one or more of our officers as provided in the 2025 Plan pursuant to a written delegation.

Eligibility.    Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Company and its subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2025 Plan. As of March 24, 2025, there were approximately 57 employees, five outside directors and no contractors who would be eligible for awards under the 2025 Plan.

Stock Options.    Subject to the terms and provisions of the 2025 Plan, the compensation committee may grant either incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The compensation committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the compensation committee, except that the compensation committee may not grant stock options with a term exceeding 10 years, or in the case of an incentive stock option granted to an employee who owns or is deemed to own 10% or more of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, wire transfer of immediately available funds, or money order payable to the order of the Company, (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) by delivering to us or our designated agent (including by facsimile or electronic transmission) an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions that may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of common stock having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise by forfeiture), and/or (v) by any other form of valid consideration that is acceptable to the compensation committee in its sole discretion.

Stock Appreciation Rights.    The 2025 Plan authorizes the compensation committee to grant SARs as a stand-alone award (“freestanding SARs”) or in conjunction with options granted under the 2025 Plan (“tandem SARs”). SARs entitle a participant to receive an amount, in cash and/or common stock, equal to the excess of the fair market value of a share of common stock on the date of exercise (or, as provided in an award agreement, converted) over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant. The compensation committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the compensation committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock.    The 2025 Plan provides for the award of shares of our common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2025 Plan, the applicable award agreement, and as may be otherwise determined by the compensation committee. Except for these restrictions and any others imposed by the compensation committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions shall be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the compensation committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units.    The 2025 Plan authorizes the compensation committee to grant restricted stock units. Restricted stock units are not shares of our common stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, assign, or otherwise encumber restricted stock units granted under the 2025 Plan prior to their vesting. Restricted stock units will be settled in shares of our common stock, in an amount based on the fair market value of our common stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights.    Under the 2025 Plan, the compensation committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award if such shares were held by the participant to whom the award was made. The terms and conditions of the dividend equivalent right shall be specified by the grant, provided that the terms and conditions shall comply with Section 409A of the Code, if applicable. Dividend equivalents credited to the holder of a dividend equivalent right shall be paid only as the applicable award vests or may be deemed to be reinvested in additional shares (which thereafter may accrue additional dividend equivalents) which shares of common stock shall be subject to the same vesting conditions as the award to which they relate. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares of common stock, or a combination thereof, in a single payment or in installments. Any dividend equivalent rights with respect to an award will be withheld by us for the participant’s account until such award is vested, subject to the terms as determined by the compensation committee, and such dividend equivalent rights so withheld by us and attributable to any particular award will be distributed to such participant in cash or, at the discretion of the compensation committee, in shares of common stock having a fair market value equal to the amount of such dividend equivalent rights upon the vesting of the award, and if such award is forfeited, the participant will have no right to such dividend equivalent rights.

Performance Awards.    The compensation committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The compensation committee will determine the length of the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values, so long as such provisions are not inconsistent with the terms of the 2025 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the compensation committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the compensation committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the compensation committee deems satisfactory, the compensation committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.    Awards under the 2025 Plan may be made subject to the attainment of performance goals relating to one or more business criteria used to measure the performance of the Company as a whole or any business unit of the Company, which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; adjusted earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; any measure relating to revenue generation, including, but not limited to new business starts or new recurring revenue; sales or revenue growth; revenue retention; price of the Company’s common stock or similar value (including, the daily volume weighted average price of a share); return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences.

Other Awards.    The compensation committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the compensation committee determines that such other form of award is consistent with the purpose and restrictions of the 2025 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment.    The compensation committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2025 Plan. If the compensation committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the compensation committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The compensation committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the compensation committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service. The compensation committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2025 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the compensation committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or the participant’s Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the compensation committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control.    In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2025 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2025 Plan, which is attached as Annex A to this Proxy Statement.

Recoupment for Restatements.    The Company may recoup all or any portion of any shares of our common stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization.    In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase shares of our common stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the compensation committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or other securities or property) that thereafter may be made the subject of awards, (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards, (iii) the exercise price of each outstanding stock option, (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2025 Plan, and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2025 Plan, to the extent that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate SAR price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2025 Plan or any stock option to violate Section 422 or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2025 Plan.    Our Board may at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2025 Plan in whole or in part; provided, however, that (i) no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which our common stock is listed or traded, or (b) in order for the 2025 Plan and incentives awarded under the 2025 Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon. Any such amendments made shall, to the extent deemed necessary or advisable by the compensation committee, be applicable to any outstanding awards theretofore granted under the 2025 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2025 Plan, the holder of any award outstanding under the 2025 Plan shall, upon request of the compensation committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the compensation committee to any award agreement relating thereto. Notwithstanding anything contained in the 2025 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance of the 2025 Plan shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2025 Plan without the consent of the affected participant.

Repricing of Stock Options or SARs.    The compensation committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2025 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or SAR price, (ii) canceling a stock option or SAR at a time when its exercise price or SAR price exceeds the fair market value of a share of our common stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award, or (ii) taking any other action that is treated as a repricing under generally accepted accounting principles; provided that nothing will prevent the compensation committee from (a) making adjustments to awards upon changes in capitalization, (b) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (c) substituting awards for awards granted by other entities, to the extent permitted by the 2025 Plan.

Foreign Participation.    The compensation committee may provide for special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom to assure the viability of awards granted to participants who are employed in foreign countries. The compensation committee may approve such supplements to, or amendments, restatements, or alternative versions of, the 2025 Plan as the compensation committee determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the compensation committee approves for purposes of using the 2025 Plan in a foreign country will not affect the terms of the 2025 Plan for any other country.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2025 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.    In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.    A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of the participant’s shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options.    A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares.    If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and Holding Period for these shares received will be equal to the participant’s tax basis and Holding Period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s Holding Period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.    A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.    Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.    In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

Federal Tax Withholding.    Any ordinary income realized by a participant upon the exercise of an award under the 2025 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to the registration of the shares in the participant’s name or, if requested by the participant in writing in accordance with the terms of the 2025 Plan, to the delivery of any certificate for shares of common stock, the participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made by (i) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company, (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising participant to the Company of shares of our common stock, which shares so delivered have an aggregate fair market value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company, (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of an award, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding obligations of the Company, (iv) if the Company, in its sole discretion, so consents in writing, arrange for the sale of a number of shares to be delivered upon the exercise or vesting of the award (on the participant’s behalf and at the participant’s direction pursuant to a written authorization) with an aggregate fair market value that equals (but does not exceed) the required tax withholding payment, or (v) any combination of (i), (ii), (iii), or (iv). Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward the participant’s tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company.    To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.    We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, the participant’s beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer, (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year), or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (a) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (b) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2025 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2025 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2025 Plan.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2025 Plan and, thus, have a personal interest in the approval of the 2025 Plan.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2025 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

The fair market value of our common stock is $1.95 per share based on the closing price of our common stock on March 24, 2025.

Vote Required

The approval of the Incentive Plan Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board Recommends that you vote “FOR” the 2025 Plan.

PROPOSAL 6: THE AUTHORIZATION AND APPROVAL OF AN AMENDMENT TO THE
COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

The Board is seeking stockholder approval to approve an amendment to our Charter to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000 (the “Charter Amendment”).

Background

As of March 24, 2025, there were (i) 25,000,000 shares of common stock authorized and a total of 9,236,987 issued and outstanding in addition to a total of 9,000,000 shares of common stock reserved for issuance upon conversion of our Series A preferred stock and (ii) 10,000,000 shares of preferred stock authorized and 4,000,000 shares of Series A preferred stock issued and outstanding and in addition to 5,000,000 shares of Series A preferred stock reserved for future issuance in connection with certain earn-out payments to which Newtek maybe entitled in connection with the Transactions. Additionally, subject to stockholder approval of the 2025 Plan, the Board anticipates reserving an aggregate of 1,200,000 shares of common stock for issuance of equity awards under the 2025 Plan, plus any Prior Plan Awards.

After careful consideration, the Board has determined that it is in the best interests of the Company and its stockholders to seek stockholder approval of the Charter Amendment to increase the number of authorized shares of common stock for the various purposes described below. The Charter Amendment attached hereto as Annex B and would increase the Company’s total number of authorized shares of common stock from 25,000,000 shares to 50,000,000 shares. We are not requesting any increase to the authorized number of shares of preferred stock, which would remain unchanged at 10,000,000 shares.

Purpose of the Proposal

The Charter Amendment is intended to, among other things, allow the Company to have shares of our common stock available to provide additional flexibility for the Company to use its common stock for business and financial purposes in the future, without the expense and delay of an additional special meeting of stockholders, unless such approval is expressly required by applicable law. The additional shares may be used for various purposes, including for: (i) capital-raising, financing or refinancing transactions involving the issuance of shares of our common stock, the issuance of convertible securities or the issuance of other equity securities, (ii) future acquisitions and investment opportunities, (iii) strategic business transactions, (iv) current or future equity compensation plans, (v) stock splits, (vi) stock dividends and (vii) other corporate purposes.

If our stockholders do not approve the Charter Amendment, we believe that we may be substantially limited in our ability to advance our operational and future strategic plans, including our ability to access the capital markets, finance the acquisition and development of businesses and assets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

We have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company. Furthermore, the issuance of any shares of common stock, or securities convertible into common stock, in connection with any transaction, may dilute the proportionate ownership and voting power of existing stockholders and depress the market price of our common stock. Although the future issuance of additional shares of common stock would dilute the relative ownership interests of existing stockholders, our Board believes that having the flexibility to issue additional shares in appropriate circumstances could increase the overall value of the Company to its stockholders.

Effect of the Charter Amendment

If stockholders approve the Charter Amendment Proposal at the Annual Meeting, we intend to file the Charter Amendment with the Secretary of State of the State of Delaware as soon as practicable following the Annual Meeting, at which time the increase in the number of authorized shares of common stock would become effective.

The Board reserves the right, notwithstanding stockholder approval of the Charter Amendment Proposal and without further action by the stockholders, to elect not to proceed with the Charter Amendment if, at any time prior to filing the Charter Amendment, the Board determines that it is no longer in the best interests of the Company or its stockholders.

Vote Required

Pursuant to the DGCL and our organizational documents, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to approve the Charter Amendment Proposal.

The Board recommends that you vote “FOR” the Charter Amendment.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting must be received no later than December 19, 2025. However, pursuant to such rule, if the 2026 annual meeting is held on a date that is before April 8, 2026 or after June 7, 2026, then a stockholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2026 annual meeting.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between January 8, 2026 and February 7, 2026; provided, however, if and only if the 2026 annual meeting is not scheduled to be held between April 8, 2026 or July 7, 2026 such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2026 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2026 annual meeting or (B) the date which is 90 days prior to the date of the 2026 annual meeting.

Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with, and within the time period prescribed in, the advance notice provisions of our Bylaws.

A copy of the Company’s 2024 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Intelligent Protection Management Corp., Attention: Kara Jenny, Financial Reporting, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753.

Annex A

INTELLIGENT PROTECTION MANAGEMENT CORP.
2025 LONG-TERM INCENTIVE PLAN

The Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors Intelligent Protection Management Corp., a Delaware corporation (the “Company”), on April 7, 2025 (the “Board Approval Date”), to be effective as of the date the Plan is approved by the Company’s stockholders at the Company’s next Annual Stockholder Meeting (the “Effective Date”). The Plan replaces and supersedes the Prior Plans (defined below) in their entirety. To the extent still in effect, each of the Prior Plans shall terminate on the Effective Date, and no future awards may be granted thereunder after the Effective Date, provided that the Prior Plans shall continue to apply to awards granted under the applicable Prior Plan prior to its termination as of the Effective Date.

Article 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)     increase the interest of such persons in the Company’s welfare;

(b)    furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)     provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1       “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2       “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3       “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4       “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5       “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6       “Board” means the Board of Directors of the Company.

Annex A-1

2.7       “Change in Control” means any of the following, except as otherwise provided herein: (a) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (d) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.7, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8       “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9       “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10     “Committee” means the Compensation Committee of the Board or such other committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11     “Common Stock” means the common stock, par value of $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12     “Company” means Intelligent Protection Management Corp., a Delaware corporation, and any successor entity.

2.13     “Continuing Directors” is defined in Section 2.7 hereof.

2.14     “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, as an independent contractor, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15     “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

Annex A-2

2.16     “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.17     “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.18     “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.19     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.20     “Exercise Date” is defined in Section 8.3(b) hereof.

2.21     “Exercise Notice” is defined in Section 8.3(b) hereof.

2.22     “Fair Market Value” means, as of a particular date: (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.23     “Immediate Family Members” is defined in Section 15.7 hereof.

2.24     “Incentive” is defined in Section 2.3 hereof.

2.25     “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.26     “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.27     “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.28     “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.29     “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.30     “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.31     “Participant” means an Employee, Contractor, or Outside Director to whom an Award is granted under this Plan.

Annex A-3

2.32     “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.33     “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.34     “Plan” means this Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan, as amended from time to time.

2.35     “Prior Plan” means each of the Intelligent Protection Management Corp. Amended and Restated 2011 Long Term Incentive Plan (f/k/a the Paltalk, Inc. Amended and Restated 2011 Long Term Incentive Plan), effective as of May 24, 2011, and the Intelligent Protection Management Corp. 2016 Long-Term Incentive Plan (f/k/a the Paltalk, Inc. 2016 Long-Term Incentive Plan), effective as of March 28, 2016, in each case, as may have been amended from time to time.

2.36     “Prior Plan Awards” means (a) any awards under the Prior Plans that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire, or are canceled; and (b) any shares subject to awards relating to Common Stock under the Prior Plans that, on or after the Effective Date are settled in cash.

2.37     “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.38     “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.39     “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.40     “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.41     “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.42     “SAR Date” is defined in Section 8.4 hereof.

2.43     “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.44     “Spread” is defined in Section 12.4(b) hereof.

2.45     “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.46     “Subsidiary” means: (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain; (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner; and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.47     “Tandem Award” is defined in Section 6.11 hereof.

2.48     “Termination of Service” occurs when a Participant who is: (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law or as otherwise

Annex A-4

may be provided by a Participant’s Award Agreement, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.48, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.49     “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform the Participant’s duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.49, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3.
ADMINISTRATION

3.1       General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Committee, which shall consist of not fewer than two persons, unless there are no two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2       Designation of Participants and Awards.

(a)       The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)      Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total

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number of shares of Common Stock that may be made subject to the Awards; (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards; and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3       Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements; (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan; (c) establish performance goals for an Award and certify the extent of their achievement; and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5.
SHARES SUBJECT TO PLAN

5.1       Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is an aggregate of one million two hundred thousand (1,200,000) shares, 100% of which may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2       Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Awards shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment

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of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

5.3       Limitation on Outside Director Awards. No Outside Director may be granted any Award or Awards denominated in shares that exceed in the aggregate $100,000 in Fair Market Value (determined as of the Date of Grant) in any calendar year period, plus an additional $100,000 in Fair Market Value (determined as of the Date of Grant) for one-time awards to a newly appointed or elected Outside Director. The foregoing limit shall not apply to any Award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers.

Article 6.
GRANT OF AWARDS

6.1       In General.

(a)       The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but: (i) not inconsistent with the Plan; and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan that is an Incentive Stock Option must be granted within ten (10) years of the Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date; and no Awards may be granted under the Plan prior to the time of stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)      If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)       Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2       Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

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6.3       Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the electronic registration of a share (or, if applicable, the issuance of a separate stock certificate) and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4       Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded; (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price; (c) the time or times within which such Award may be subject to forfeiture; (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award; and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)       Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan, as well as any other legends as may be deemed reasonable, appropriate, or necessary by the Committee in its sole discretion. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such written request.

(b)      Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)      Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)     Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to the Participant’s Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon, provided that (1) any dividends with respect to such an Award shall be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee, and (2) such dividends so withheld by the Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon vesting of the Award, and if such Award is forfeited the Participant shall have no right to such dividends. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant (or shares of Common Stock shall be electronically registered in the Participant’s name) promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award

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Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)    The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)    Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either: (1) the Company shall be obligated to; or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5       SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are: (a) not inconsistent with the Plan; and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying: (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR); by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6       Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are: (a) not inconsistent with the Plan; and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation: (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7       Performance Awards.

(a)       The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are: (i) not inconsistent with the Plan; and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations

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or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)      Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8       Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant; provided that the terms and conditions shall comply with Section 409A of the Code, if applicable. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid only as the applicable Award vests or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents) which shares of Common Stock shall be subject to the same vesting conditions as the Award to which they relate. Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided that (a) any Dividend Equivalent Rights with respect to such Award shall be withheld by the Company for the Participant’s account until such Award is vested, subject to such terms as determined by the Committee; and (b) such Dividend Equivalent Rights so withheld by the Company and attributable to any particular Award shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalent Rights, if applicable, upon vesting of the Award and if such Award is forfeited, the Participant shall have no right to such Dividend Equivalent Rights.

6.9       Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

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6.10     Performance Goals. Awards under the Plan may be made subject to the attainment of Performance Goals relating to one or more business or individual performance criteria established by the Committee in its sole discretion (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude: (a) events that are of an unusual nature or indicate infrequency of occurrence; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11     Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12     Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

6.13     No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.13, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or SAR Price; (b) canceling a Stock Option or SAR at a time when its exercise price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.13 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

Article 7.
AWARD PERIOD; VESTING

7.1       Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant. Notwithstanding the foregoing, in the event that on the last business day of an Award Period (other than an Award Period as to an Incentive Stock Option) (a) the exercise or conversion of an Award is prohibited by Applicable Law or (b) shares of Common Stock may not be purchased or sold by certain Participants due to a “black-out period” or a “lock-up” agreement undertaken in connection with an issuance of the Company’s securities, the Committee may, in its sole discretion, provide that the Award Period of such Incentive shall be extended, but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period, or lock-up agreement, and provided further that no extension will be made if the Incentive is subject to (or would become subject to) Section 409A of the Code, unless such extension is permitted by and in accordance with Section 409A of the Code and the regulations and other guidance issued thereunder.

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7.2       Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1       In General. A vested Incentive may be exercised or converted during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2       Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3       Exercise of Stock Option.

(a)       In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)      Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, wire transfer of immediately available funds, or money order payable to the order of the Company; (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date; (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise by forfeiture); and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, if permitted by the Committee in accordance with Section 8.3(b)(ii), a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c)       Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be electronically registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of the Participant’s death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of the Participant’s death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or, if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)      Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4       SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of a written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “SAR Date”), which with respect to any SAR shall be the date that the Participant has delivered both the written exercise notice and the consideration to the Company with a value equal to any employment tax withholding or other tax payment due with respect to such SAR. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)       cash in an amount equal to the excess (if any) of the Fair Market Value (as of the SAR Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)      that number of shares of Common Stock having an aggregate Fair Market Value (as of the SAR Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)       the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5       Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Annex A-13

Article 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either: (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded; or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10.
TERM

The Plan shall be effective from the Effective Date, and unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event: (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards; (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards; (c) the Option Price of each outstanding Award; (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4; and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1     No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures,

Annex A-14

preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2     Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3     Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4     Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)       giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)      in the case of Incentives that are either: (i) settled only in shares of Common Stock; or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Annex A-15

Article 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired: (a) sell all or substantially all of its property; or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

Article 15.
MISCELLANEOUS PROVISIONS

15.1     Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2     No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3     Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee (including, without limitation, any Authorized Officer), shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4     Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

Annex A-16

15.5     Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6     Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by: (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; (d) if the Company, in its sole discretion, so consents in writing, arrange for the sale of a number of shares to be delivered upon the exercise or vesting of the Award (on the Participant’s behalf and at the Participant’s direction pursuant to a written authorization) with an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (e) any combination of (a), (b), (c), or (d). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7      Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to: (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”); (b) a trust or trusts for the exclusive benefit of such Immediate Family Members; (c) a partnership in which the only partners are: (1) such Immediate Family Members; and/or (2) entities which are controlled by the Participant and/or Immediate Family Members; (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that: (x) there shall be no consideration for any such transfer; (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section; and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service

Annex A-17

shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8     Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9     Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Jericho, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

In addition, each certificate evidencing Common Stock issued under the Plan shall bear any and all other legends as may be deemed reasonable, appropriate, or necessary by the Committee in its sole discretion.

15.10   Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of New York (excluding any conflict of laws, rule or principle of New York law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

15.11   Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

A copy of this Plan shall be kept on file in the principal office of the Company in Jericho, New York

***************

Annex A-18

ANNEX B

Form of Authorized Share Increase Charter Amendment

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
INTELLIGENT PROTECTION MANAGEMENT CORP.

Intelligent Protection Management Corp. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.      This Certificate of Amendment amends the provisions of the Corporation’s Certificate of Incorporation, as amended, originally filed with the Delaware Secretary of State on July 19, 2005 (the “Certificate of Incorporation”).

2.      The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation to increase the number of shares of common stock that the Corporation is authorized to issue, (ii) declaring such amendment to be advisable and in the best interest of the Corporation and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.      Upon this Certificate of Amendment becoming effective, Article FOURTH of the Certificate of Incorporation is hereby amended by deleting the first paragraph of such article and replacing it with the following:

“FOURTH: The total number of shares of stock which the Corporation is authorized to issue is fifty million (50,000,000) shares of common stock, par value $0.001, and ten million (10,000,000) shares of preferred stock, par value $0.001.”

4.      This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

5.      This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

6.      This Certificate of Amendment shall become effective at 4:05 p.m., Eastern Time, on [•], 2025.

[Remainder of Page Intentionally Left Blank]

Annex B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [•] day of [•], 2025.

INTELLIGENT PROTECTION MANAGEMENT CORP.,
a Delaware corporation

Jason Katz
Chief Executive Officer

Annex B-2

ANNUAL MEETING OF STOCKHOLDERS OF INTELLIGENT PROTECTION MANAGEMENT CORP. May 8, 2025 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/207490181 (password: intelligent2025) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at - http://www.astproxyportal.com/ast/24835 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730304030300001000 050825 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, “FOR” ITEM 2, “FOR” ITEM 3, “3 YEARS” FOR ITEM 4, “FOR” ITEM 5 AND “FOR” ITEM 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 1. Jason Katz 2. Kara Jenny 3. Yoram “Rami” Abada 4. Lance Laifer 5. Sidney Rabsatt 6. John Silberstein 7. Barry Sloane 2. To ratify the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation. 5. To approve the Intelligent Protection Management Corp. 2025 Long-Term Incentive Plan. 6. To authorize and approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000. FOR AGAINST ABSTAIN THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTELLIGENT PROTECTION MANAGEMENT CORP. ANNUAL MEETING OF STOCKHOLDERS May 8, 2025 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoints Jason Katz and Kara Jenny, or either of them, as proxies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Intelligent Protection Management Corp. (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 9:00 a.m. Eastern Time online at https://web.lumiconnect.com/207490181 (password: intelligent 2025) on May 8, 2025, and any recesses, adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN ITEM 1, “FOR” ITEM 2, “FOR” ITEM 3, “3 YEARS” for ITEM 4, “FOR” ITEM 5 and “FOR” ITEM 6. This proxy, when properly executed, will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR” the nominees listed in Item 1, “FOR” Item 2, “FOR” Item 3, “3 YEARS” for Item 4, “FOR” Item 5 and “FOR” Item 6 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any recesses, postponements or adjournments thereof. (Continued and to be signed on the reverse side) 1.1 14475